SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): August 12, 2015

CINCINNATI BANCORP

(Exact Name of Registrant as Specified in Charter)

Federal	333-202657	Being applied for
(State or Other Jurisdiction) of Incorporation)	(Commission File No.)	(I.R.S. Employer Identification No.)

6581 Harrison Avenue, Cincinnati, Ohio	45247
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (513) 574-3025

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01	Entry Into a Material Definitive Agreement

On August 12, 2015, Cincinnati Bancorp (the “Company”), Cincinnati Federal Savings and Loan Association (the “Bank”) and CF Mutual Holding Company (the “MHC” and together with the Company and the Bank, “we” or “us”) entered into an Agency Agreement with Keefe, Bruyette & Woods, Inc. (“KBW”), who will assist the Company in selling the shares of the Company’s common stock on a best efforts basis in the Company’s subscription and community offerings, and will serve as sole manager for any syndicated offering.

For its services as financial advisor, KBW will receive (i) a nonrefundable management fee of $25,000, which we have already paid, and (ii) a success fee of $225,000. The success fee will be reduced by the management fee. In the event that we are required to resolicit subscribers for shares of our common stock in the subscription and community offerings and KBW will be required to provide significant additional services in connection with the resolicitation (including repeating the services described above), then we may pay KBW an additional fee for those services that will not exceed $25,000.

In the event that KBW sells shares of common stock through a group of broker-dealers in a syndicated community offering, they will be paid the success fee described above as well as a transaction fee, which fee, along with the fee payable to selected dealers (which will include KBW) will not exceed 6.0% in the aggregate of the dollar amount of total shares sold in the syndicated community offering; provided, however, that the amount of the success fee shall be credited on a dollar-for-dollar basis against any such transaction fee. Any such offering will be on a best efforts basis, and KBW will serve as sole book-running manager in such an offering. All fees payable with respect to a syndicated community offering will be in addition to fees payable with respect to the subscription and community offerings.

The shares of common stock are being offered pursuant to a Registration Statement on Form S-1 (Registration No. 333-202657) filed by the Company under the Securities Act of 1933, as amended, and a related prospectus dated August 12, 2015.

The foregoing description of the terms of the Agency Agreement is qualified in its entirety by reference to the Agency Agreement, which is filed as Exhibit 1.1 hereto and incorporated by reference herein.

Item 9.01	Financial Statements and Exhibits

(d)	Exhibits

Exhibit	Description

1.1	Agency Agreement dated August 12, 2015, by and among the Company, the Bank, the MHC and KBW (exhibits omitted)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

CINCINNATI BANCORP

DATE: August 17, 2015	By:	/s/ Joseph V. Bunke
Joseph V. Bunke
President